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                                                                   EXHIBIT 10.40

                           NONCOMPETITION AGREEMENT
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     This NONCOMPETITION AGREEMENT (the "Agreement"), dated the [_____] day of
[____________, 2000] (the "Effective Date") is made by and between Inventa Corporation, a California corporation ("Inventa"), XTend-Tech, Inc., a Delaware Corporation ("XTend") and ____________ (the "Employee").

                                  BACKGROUND
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     This Agreement is entered into in connection with and is a condition to the
Agreement dated as of January __, 2000 (the "Agreement") between Inventa Corporation and XTend, pursuant to which Inventa has acquired all outstanding shares of XTend including all shares held by Employee on the date hereof ("the Acquisition").

     Employee is a stockholder and key employee of XTend and has been actively involved in the development and/or marketing of XTend's products. Inventa intends to continue the business of XTend after the Effective Date and integrate such business into its ongoing business. To preserve and protect the assets of XTend, including XTend's goodwill, customers and trade secrets of which Employee has, and will, in his role as an employee of XTend or Inventa, have knowledge, and to preserve and protect XTend's and Inventa's goodwill and business interests going forward, and in consideration for Inventa's undertaking the Acquisition, Employee has agreed to enter into this Agreement.

     Employee and Inventa believe the limitations as to time, geographical area and scope of activity contained in this Agreement are reasonably necessary to, and no greater than that required to, protect the goodwill and business interests purchased by Inventa.

     1.  Noncompete.  During the Restricted Period, Employee shall not either
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for himself or on behalf of any other person, partnership, firm, association or corporation in any territory in which Inventa is actively engaged in business
(a) undertake any business which is in competition with any business of XTend or Inventa as operated by Inventa as of the date of termination, (b) act as an employee, agent, advisor or consultant of any then existing competitor of XTend or Inventa with respect to any business which had been operated by XTend immediately prior to the date of termination, (c) accept employment or perform services for any of Inventa's competitors with respect to any business operated by XTend immediately prior to the date of termination, (d) take any action to or do anything reasonably intended to divert business from Inventa or influence or attempt to influence any existing customers of Inventa to cease doing business with Inventa or to alter its then existing business relationship with Inventa, in each case with respect to any business operated by XTend immediately prior to the date of termination, (e) hire, or solicit for purposes of hiring any employees of XTend or Inventa, or (f) take any action or do anything reasonably intended to influence any existing suppliers of Inventa to cease doing business with Inventa or to alter its then existing business relationship with Inventa, in each case with respect to any business operated by XTend immediately prior to the date of termination. As used herein, "Restricted Period" means (i) two (2) years following the termination by the Company of Employee's employment or service
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with Inventa for cause, (ii) one (1) year following the termination of
Employee's employment or service with Inventa by Inventa without cause, or by Employee for "good reason", or (iii) the period ending two (2) years from the date Employee voluntarily terminates his employment or service with Inventa without good reason, whichever of (i) through (iii) is applicable.

     2.  Geographic Area.  The geographical areas in which the restrictions
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provided for in this Agreement apply include all cities, counties and states of the United States, and all other countries, in which XTend or Inventa or any of its subsidiaries has engaged in licensing or sales or otherwise conducted business or selling or licensing efforts at any time during the two years prior to the Effective Date or during the term of this Agreement. The agreement not to compete in each such geographic subdivision is a separate and severable agreement from all such other agreements. Employee acknowledges that the scope and period of restrictions and the geographical area to which the restrictions imposed in this Section applies are fair and reasonable and are reasonably required for the protection of Inventa and that this Agreement accurately describes the business to which the restrictions are intended to apply.

     3.  Severability.  The parties intend that the covenants contained in this
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Agreement shall be construed as a series of separate covenants, one for each county of each state of the United States of America, and each nation. Except for geographic coverage, each such separate covenant shall be deemed identical in terms of the covenants contained in this Agreement. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants (or any part thereof) deemed included in this Agreement, then such unenforceable covenant (or such part) shall be deemed eliminated from this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of this Agreement should ever be deemed to exceed the time or geographic limitations, or the scope of these covenants, as permitted by applicable law, then such provisions shall be reformed to the maximum time or geographic limitations, as the case may be, permitted by applicable laws.

     4.  Injunctions.  Employee acknowledges that any breach of the covenants of
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this Agreement may result in immediate and irreparable injury to Inventa and, accordingly, consents to the application of such injunctive relief and such other equitable remedies for the benefit of Inventa as a court of competent jurisdiction may deem appropriate in the event such a breach occurs or is threatened. The foregoing remedies will be in addition to all other legal remedies to which Inventa may be entitled hereunder, including, without limitation, monetary damages.

     5.  Miscellaneous.
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         (a) Notices.  Any and all notices permitted or required to be given under this Agreement must be in writing. Notices will be deemed given (i) when personally received or when sent by facsimile transmission (to the receiving party's facsimile number), (ii) on the first business day after having been sent by commercial overnight courier with written verification of receipt, or (iii) on the third business day after having been sent by registered or certified mail from a location on the United States mainland, return receipt requested, postage prepaid, whichever occurs first, at the address set forth below or at any new address, notice of which will have been given in accordance with this Section:

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     If to Inventa:                 Inventa Corp.
                                    255 Shoreline Drive
                                    Redwood Shores, CA 94065

                                    Attn: Chief Executive Officer

     With a simultaneous copy to:   Wilson Sonsini Goodrich & Rosati
                                    650 Page Mill Road
                                    Palo Alto, CA 94304-1050

                                    Attn: Michael J. O'Donnell, Esq.

     If to Employee, at Employee's address in the personnel records of Inventa.

     With a simultaneous copy to:   Sills Cummis Radin Tischman Epstein
                                    & Gross, P.A.
                                    One Riverfront Plaza
                                    Newark, NJ 07012-5400

                                    Attn: Victor H. Boyajian, Esq.

          (b) Amendments. This Agreement contains the entire agreement and
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supersedes and replaces all prior agreements between Inventa and Employee or
XTend and Employee concerning the subject matter hereof. This Agreement may not be changed or modified in whole or in part except by a writing signed by the party against whom enforcement of the change or modification is sought.

          (c) Successors and Assigns. This Agreement will not be assignable by
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Employee the rights and obligations of Inventa and XTend under this Agreement may be assigned to a corporation which becomes the successor to such party as the result of a merger or other corporate reorganization and which continues the business of Inventa or to any other subsidiary of Inventa.

          (d) Governing Law. This Agreement will be governed by and interpreted
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according to the substantive laws of the State of New Jersey without regard to such state's conflicts law, with exclusive jurisdiction in New Jersey, venue in Essex County (State Court) or Newark (Federal Court).

          (e) No Waiver. The failure of either party to insist on strict
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compliance with any of the terms of this Agreement in any instance or instances will not be deemed to be a waiver of any term of this Agreement or of that party's right to require strict compliance with the terms of this Agreement in any other instance.

          (f) Attorneys Fees. If any litigation or any other proceeding is
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commenced in connection with or related to this Agreement, the losing party shall pay the expenses, including but not limited to, the reasonable attorneys' fees and expenses, and costs, including costs of attorney travel of the prevailing party. The court shall be entitled to prorate said fees and expenses between the parties in the event that a suit or proceeding is successful only in part.

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          (g)  Submission to Jurisdiction. Each of the Parties submits to the
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jurisdiction of any state or federal court sitting in Essex County, New Jersey, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each Party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.

          (h) Counterparts. This Agreement may be executed in counterparts,
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which when taken together will constitute one instrument. Any copy of this
Agreement with the original signatures of all parties appended will constitute an original.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVENTA CORPORATION                     EMPLOYEE

By:____________________________         _________________________________
                                        (Signature)

Title:_________________________         _________________________________
                                        (Print Name)

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                  Signature Page to Non-Competition Agreement